UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On November 3, 2025, The Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, The Bancorp Bank, National Association (the “Bank”), announced that the Board of Directors (the “Board”) of the Company and the Bank appointed Dominic C. Canuso, age 50, to serve as Executive Vice President, Chief Financial Officer, effective November 3, 2025. Mr. Canuso has over 25 years of experience in banking and financial services. Mr. Canuso most recently served as Executive Vice President, Chief Financial Officer of Capital Bank since July 2024. Prior to joining Capital Bank, he served as Executive Vice President, Chief Financial Officer of WSFS Bank (“WSFS”) from June 2016 to August 2023, as well as the executive leader of WSFS’s Cash Connect division from January 2019 through August 2023. Mr. Canuso has also served in leadership roles at other companies, including Barclays Bank Delaware and Advanta Bank Corporation. In addition, Mr. Canuso serves on Nasdaq’s Listing and Hearing Review Council, a position he has held since April 2022. He is a Chartered Financial Analyst and holds an Executive MBA and B.S. in Business Administration from Villanova University.

In connection with his appointment as Chief Financial Officer, Mr. Canuso executed an offer letter, pursuant to which Mr. Canuso will be eligible to receive: (i) an annual base salary of $500,000; and (ii) a cash incentive target of $250,000 and an equity incentive target of $600,000 for 2025 performance, to be paid in 2026. The foregoing summary of the offer letter with Mr. Canuso does not purport to be complete and is qualified in its entirety by reference to the offer letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Canuso.

Effective November 3, 2025, Martin Egan stepped down from his role as Interim Chief Financial Officer but will continue to serve as the Company’s Chief Accounting Officer. On November 3, 2025, the Company issued a press release announcing the appointment of Mr. Canuso, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Offer Letter, dated October 3, 2025, between the Bank and Dominic Canuso

99.1 Press Release dated November 3, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2025	THE BANCORP, INC.

	By:	/s/ Erika Caesar
	Name:	Erika Caesar
	Title:	EVP, General Counsel and Corporate Secretary